UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 27, 2015
Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

13710 FNB Parkway, Suite 400
Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

(402) 453-4444
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On April 27, 2015, Ballantyne Strong, Inc. (the “Company”) executed an amendment (the “Amendment”) to the Rights Agreement between the Company and Computershare Inc., dated as of November 5, 2014 (the “Rights Agreement”). Pursuant to the Amendment, the Final Expiration Date (as defined in the Rights Agreement) was advanced from November 5, 2015 to April 27, 2015. As a result of the Amendment, effective as of the close of business on April 27, 2015, the Rights (as defined in the Rights Agreement) expired and are no longer outstanding, and the Rights Agreement has terminated by its terms.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated herein by reference. A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on Form 8-A on November 12, 2014 and are incorporated herein by reference.

Item 3.03    Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on November 5, 2014, the Company filed a Certificate of Designations of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware, setting forth the rights, powers and preferences of the Series A Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”).

On May 1, 2015, following the expiration of the Rights and the termination of the Rights Agreement, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock.

The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Ballantyne Strong, Inc.
4.1	Amendment No. 1 to Rights Agreement, dated and effective as of April 27, 2015, between Ballantyne Strong, Inc. and Computershare Inc., as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: May 1, 2015	By:	/s/ David G. Anderson
David G. Anderson
Sr. Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Ballantyne Strong, Inc.
4.1	Amendment No. 1 to Rights Agreement, dated and effective as of April 27, 2015, between Ballantyne Strong, Inc. and Computershare Inc., as Rights Agent.